                                  EXHIBIT 24.01
                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Joel J. Kocher and Allen L. Shulman, and each of them, his lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Annual Report on Form 10-K of Interland, Inc. for the fiscal year ended August 31, 2003 and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                                Title                                  Date
---------                                -----                                  ----
/s/ JOHN B. BALOUSEK
-----------------------------
JOHN B. BALOUSEK                         DIRECTOR                               NOVEMBER 25, 2003


/s/ DR. JOHN PATRICK CRECINE
-----------------------------
DR. JOHN PATRICK CRECINE                 DIRECTOR                               NOVEMBER 25, 2003

/s/ ROBERT LEE
-----------------------------
ROBERT LEE                               DIRECTOR                               NOVEMBER 25, 2003

/s/ EDWARD L. SHAPIRO
-----------------------------
EDWARD L. SHAPIRO                        DIRECTOR                               NOVEMBER 25, 2003

/s/ ROBERT T. SLEZAK
-----------------------------
ROBERT T. SLEZAK                         DIRECTOR                               NOVEMBER 25, 2003